Exhibit 99.2

WEBMD HEALTH CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data, unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2014	2013	2014	2013

Revenue	$162,727	$146,277	$580,449	$515,293
Cost of operations	60,676	57,763	224,094	209,740
Sales and marketing	36,978	33,081	136,160	127,997
General and administrative	24,756	22,715	94,119	93,220
Depreciation and amortization	7,774	6,566	29,811	26,606
Interest income	18	22	69	76
Interest expense	6,171	5,329	24,686	22,826
Loss on convertible notes	—	1,575	—	4,871
Other expense	—	—	—	1,353

Income from continuing operations before income tax provision	26,390	19,270	71,648	28,756
Income tax provision	11,236	8,458	30,707	13,640

Income from continuing operations	15,154	10,812	40,941	15,116
Income from discontinued operations, net of tax	1,122	—	1,122	—

Net income	$16,276	$10,812	$42,063	$15,116

Basic income per common share:
Income from continuing operations	$0.42	$0.27	$1.08	$0.32
Income from discontinued operations	0.03	—	0.03	—

Net income	$0.45	$0.27	$1.11	$0.32

Diluted income per common share:
Income from continuing operations	$0.36	$0.25	$0.97	$0.31
Income from discontinued operations	0.02	—	0.03	—

Net income	$0.38	$0.25	$1.00	$0.31

Weighted-average shares outstanding used in computing income per common share:
Basic	36,427	40,457	37,869	46,830

Diluted	53,082	44,872	45,614	48,398

WEBMD HEALTH CORP.

CONSOLIDATED SUPPLEMENTAL FINANCIAL INFORMATION

(In thousands, unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2014	2013	2014	2013
Revenue (a)
Advertising and sponsorship
Biopharma and medical device	$93,742	$86,544	$329,329	$304,018
OTC, CPG and other	33,294	33,640	124,636	113,009

	127,036	120,184	453,965	417,027
Private portal services	28,570	21,924	103,182	82,111
Information services	7,121	4,169	23,302	16,155

	$162,727	$146,277	$580,449	$515,293

Earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”) (b)	$48,138	$40,636	$158,622	$122,886

Interest, taxes, non-cash and other items (c)
Interest income	18	22	69	76
Interest expense	(6,171)	(5,329)	(24,686)	(22,826)
Income tax provision	(11,236)	(8,458)	(30,707)	(13,640)
Depreciation and amortization	(7,774)	(6,566)	(29,811)	(26,606)
Non-cash stock-based compensation	(7,821)	(7,918)	(32,546)	(38,550)
Loss on convertible notes	—	(1,575)	—	(4,871)
Other expense	—	—	—	(1,353)

Income from continuing operations	15,154	10,812	40,941	15,116
Income from discontinued operations, net of tax	1,122	—	1,122	—

Net income	$16,276	$10,812	$42,063	$15,116

(a)	Revenue consists of the following four groups:

•	Advertising and Sponsorship – Biopharma and Medical Device consists of advertising and sponsorship revenue from pharmaceutical, biotechnology and medical device clients relating to ethical pharmaceutical products or other regulated devices or products or for sponsoring educational programs;

•	Advertising and Sponsorship – OTC, CPG and Other consists of advertising and sponsorship revenue relating to non-Rx or over-the-counter medications and other healthcare products, food and beverages, beauty products and other consumer products, as well as revenue from clients such as retailers, pharmacies, hospitals, health insurance companies and government agencies;

•	Private Portal Services consists of revenue from employers and health plans for subscriptions to the Company’s private portals solution and related services, including health coaching and condition management services; and

•	Information Services consists of revenue from the sale of stand-alone information and data products.

(b)	See Annex A-Explanation of Non-GAAP Financial Measures.
(c)	Reconciliation of Adjusted EBITDA to net income.

WEBMD HEALTH CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31,
	2014	2013

Assets
Cash and cash equivalents	$706,776	$824,880
Accounts receivable, net	136,806	124,232
Prepaid expenses and other current assets	13,877	13,243
Deferred tax assets	18,147	13,620

Total current assets	875,606	975,975

Property and equipment, net	59,573	64,884
Goodwill	202,980	202,980
Intangible assets, net	14,215	13,834
Deferred tax assets	18,947	38,802
Other assets	26,236	29,153

Total Assets	$1,197,557	$1,325,628

Liabilities and Stockholders’ Equity
Accrued expenses	$72,658	$73,739
Deferred revenue	89,785	85,148
Liabilities of discontinued operations	—	1,506

Total current liabilities	162,443	160,393

2.25% convertible notes due 2016	252,232	252,232
2.50% convertible notes due 2018	400,000	400,000
1.50% convertible notes due 2020	300,000	300,000
Other long-term liabilities	21,293	22,103

Stockholders’ equity	61,589	190,900

Total Liabilities and Stockholders’ Equity	$1,197,557	$1,325,628

WEBMD HEALTH CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands, unaudited)

	Years Ended December 31,
	2014	2013
Cash flows from operating activities:
Net income	$42,063	$15,116
Adjustments to reconcile net income to net cash provided by operating activities:
Income from discontinued operations, net of tax	(1,122)	—
Depreciation and amortization	29,811	26,606
Non-cash interest, net	4,511	4,192
Non-cash stock-based compensation	32,546	38,550
Deferred income taxes	14,717	13,070
Loss on convertible notes	—	4,871
Changes in operating assets and liabilities:
Accounts receivable	(12,574)	(17,610)
Prepaid expenses and other, net	(673)	266
Accrued expenses and other long-term liabilities	(380)	8,061
Deferred revenue	4,637	(7,028)

Net cash provided by continuing operations	113,536	86,094
Net cash used in discontinued operations	(384)	—

Net cash provided by operating activities	113,152	86,094

Cash flows from investing activities:
Cash paid in business combination	(3,182)	—
Purchases of property and equipment	(23,194)	(22,341)
Proceeds from sale of property and equipment	—	1,381

Net cash used in investing activities	(26,376)	(20,960)

Cash flows from financing activities:
Proceeds from exercise of stock options	40,602	29,724
Cash used for withholding taxes due on stock-based awards	(33,385)	(12,526)
Net proceeds from issuance of convertible notes	—	291,823
Repurchase of convertible notes	—	(150,354)
Repurchase of shares through tender offers	(97,588)	(170,516)
Purchases of treasury stock	(128,748)	(220,298)
Excess tax benefit on stock-based awards	14,239	58

Net cash used in financing activities	(204,880)	(232,089)

Net decrease in cash and cash equivalents	(118,104)	(166,955)
Cash and cash equivalents at beginning of period	824,880	991,835

Cash and cash equivalents at end of period	$706,776	$824,880

WEBMD HEALTH CORP.

NET INCOME PER COMMON SHARE

(In thousands, except per share data, unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013

Numerator:
Income from continuing operations — Basic	$15,154	$10,812	$40,941	$15,116
Interest expense on 1.50% convertible notes, net of tax	864	326	3,456	—
Interest expense on 2.50% convertible notes, net of tax	1,797	—	—	—
Interest expense on 2.25% convertible notes, net of tax	1,103	—	—	—

Income from continuing operations — Diluted	$18,918	$11,138	$44,397	$15,116

Income from discontinued operations, net of tax — Basic and Diluted	$1,122	$—	$1,122	$—

Denominator:
Weighted-average shares — Basic	36,427	40,457	37,869	46,830
Stock options and restricted stock	1,245	2,192	2,060	1,568
1.50% convertible notes	5,694	2,223	5,685	—
2.50% convertible notes	6,205	—	—	—
2.25% convertible notes	3,511	—	—	—

Adjusted weighted-average shares after assumed conversions — Diluted	53,082	44,872	45,614	48,398

Basic income per common share:
Income from continuing operations	$0.42	$0.27	$1.08	$0.32
Income from discontinued operations	0.03	—	0.03	—

Net income	$0.45	$0.27	$1.11	$0.32

Diluted income per common share:
Income from continuing operations	$0.36	$0.25	$0.97	$0.31
Income from discontinued operations	0.02	—	0.03	—

Net income	$0.38	$0.25	$1.00	$0.31

WEBMD HEALTH CORP.

2014 REVENUE

(In thousands, unaudited)

	Three Months Ended				Year Ended December 31, 2014
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Revenue
Advertising and sponsorship
Biopharma and medical device	$68,488	$81,981	$85,118	$93,742	$329,329
OTC, CPG and other	34,469	29,503	27,370	33,294	124,636

	102,957	111,484	112,488	127,036	453,965
Private portal services	24,629	24,188	25,795	28,570	103,182
Information services	6,246	4,728	5,207	7,121	23,302

	$133,832	$140,400	$143,490	$162,727	$580,449

•	See Consolidated Supplemental Financial Information for descriptions of the above revenue groups.